EXHIBIT 99.1

EX-99.1 Audited financial statements of Adjuice, Inc. with balance sheets as of December 31, 2009 and 2008 and statements of income and cash flows for the years ended December 31, 2009 and 2008, including the report of independent auditors.

ADJUICE, INC.

Financial Statements
For the twelve month periods ended December 31, 2009 and 2008

Report of Independent Registered Public Accounting Firm	F3

Financial Statements
Balance Sheet	F4
Statement of Operations	F5
Statement of Cash Flows	F6
Statement of Stockholders’ Equity	F7
Notes to Financial Statements	F8-13

Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Adjuice, Inc.

We have audited the accompanying balance sheet of Adjuice, Inc.  as of December 31, 2009 and 2008, and the related statement of operations, stockholders’ equity, and cash flows for the periods then ended and the period of inception November 24, 2008 through December 31, 2008. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Adjuice, Inc.  as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the periods then ended and the period of inception November 24, 2008 through December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has an accumulated deficit $540,382 and is dependent on raising capital to fund future operations.  These conditions raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Beckstead and Watts, LLP
Henderson, NV
August 17, 2010

Adjuice, Inc.
December 31, 2009 and 2008
BALANCE SHEET

	December 31, 2009	December 31, 2008
ASSETS
Current assets :

Cash	$43,959	$-
Accounts receivable (less allowance for doubtful accounts of $14,728)	57,113	-
Other current assets	4,045	-
Total current assets	$105,117	$-

Website, net	1,735,487	-

Total assets:	$1,840,604	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$50,733	$329
Other current liabilities	12,627	-
Total current liabilities	$63,360	$-

Long term secured debt	$2,218,626	$-

Total liabilities:	$2,281,986	$-

Stockholders’ deficit :
Common stock, $0.01 par value, 10,000,000 shares authorized as of December 31, 2009 and 9,900,000 outstanding, 200 shares no par value authorized as of December 31, 2008.	$99,000	$-
Accumulated deficit	(540,382)	(329)
Total stockholders' deficit	$(441,382)	$(329)

Total liabilities and stockholders' deficit	$1,804,604	$-

The accompanying notes are an integral part of these financial statements.

Adjuice, Inc.
STATEMENT OF OPERATIONS
For the twelve month period ended December 31, 2009
and the period Inception (November 24, 2008) through December 31, 2008

	For the twelve month period ended December 31,2009	For the period from Inception (November 24, 2008) through December 31, 2008

Revenues	$548,785	$-

Operating expenses:
Cost of goods sold	366,848	-
Selling general & administrative	168,104	329
Professional fees	309,702	-
Amortization	306,263	-
Total costs and operating expenses	$1,150,917	$329
Interest expense	(176,877)
Other income	238,956	-

Loss from operations before income taxes	$(540,053)	$(329)
Provision for income tax	-	-
Net loss	$(540,053)	$(329)

Basic and diluted net loss per common share	$(0.05)	$(0.00)
Weighted average shares of capital outstanding - basic	$(0.05)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Adjuice, Inc.
STATEMENT OF CASH FLOWS
For the twelve month period ended December 31, 2009
and the period Inception (November 24, 2008) through December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES :	For the twelve month period ended December 31, 2009	For the period from Inception (November 24, 2008) through December 31, 2008
Net loss	$(540,053)	$(329)

Adjustments to reconcile net (loss) to net cash provided by (used for) operating activities :
Amortization of website costs	306,263	-
Imputed interest on long-term debt	176,877
Stock issued for professional fees	61,500	-
Allowance for bad debts	75,541	-
Stock issued in connection with debt	6,000	-

Changes in components of working capital :
Increase in accounts receivable	(102,248)	-
Increase in other current assets	(33,451)	-
Increase in accounts payable	50,404	329
Increase in other liabilities	12,626
Net cash provided (used) by operating activities	$13,459	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock issuance	$30,500	-
Net cash provided by financing activities:	$30,500	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	$43,959	-
Cash and cash equivalents, beginning of period	-	-
Cash and cash equivalents, end of period	$43,959	-
Interest paid	$-	-
Taxes paid	$-	-

The accompanying notes are an integral part of these financial statements.

Adjuice, Inc.

STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the twelve month period ended December 31, 2009
and the period Inception (November 24, 2008) through December 31, 2008

	Common Stock		Preferred Stock		Additional
	Shares	Par Value	Shares	Par Value	Paid in Capital	Accumulated Deficit	Stockholders Equity
Balance, November 24, 2008 (inception)	-	-	-	-	-	-	-
Net Loss						(329)	(329)
Balance, December 31, 2008	-	-	-	-	-	(329)	(329)

Shares issued to professional for services valued at $0.01 per share	6,150,000	61,500					61,500

Common stock sold	3,150,000	31,500					31,500
Shares issued in relationship to debt valued $0.01 per share	600,000	6,000					6,000
Net loss						(540,053)	(540,053)
Balance, December 31, 2009	9,900,000	$99,000	0	$-	$-	$(540,382)	$(441,382)

The accompanying notes are an integral part of these financial statements.

ADJUICE, INC.
NOTES TO FINANCIAL STATEMENTS

1.	Description of Business
Adjuice, Inc.  (“Adjuice or the “Company”) is a Delaware Corporation organized November 24, 2008 and commenced operations at that time. Adjuice, Inc. during the early part of 2009, launched its web site Adjuice.com. The Adjuice network distributes leads to over 350 retail clients along seven major verticals, all offering top payouts. Adjuice owns and manages over 120 sites, all optimized for brand recognition and conversion performance.  Adjuice has a solid infrastructure for selling its own products, and differs from the other networks out there that broker deals between advertisers and publishers.

Adjuice is positioned to innovate within the performance marketing and lead generation industries while delivering quantifiable results to both our upstream and downstream partners. Adjuice through its dba LeadEmpire  also provides  pre-qualified leads to businesses. Lead Empire creates lead generation programs tailored to meet our customers specific requirements to fulfill their individual business objectives.

		•	The Company currently maintains its corporate office in Santa Monica, California.

2.	Summary of Significant Accounting Policies	•	Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

	Use of Estimates	•
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

	Cash and Cash Equivalents	•
The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase. The Company’s cash management system is integrated within two separate banking institutions.

	Fair Value of Financial Instruments	•
Statement of financial accounting standard FASB Topic 820, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value except for the long-term borrowings which is net of a $781,374 debt discount in 2009.

	Website and Amortization	• •

The Company accounts for web site costs in accordance with FASB Topic 350 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and FASB Topic 350 “Accounting for Web Site Development Costs”.  As a result, costs associated with the web site application and infrastructure development stage are capitalized.  Amortization of costs commenced once the web site was ready for its intended use.

•	Financial reporting provisions for amortization are generally based on the following annual rates and estimated useful lives:

Type of Asset	Rates	Years

Website Development Costs	20%	5 years

Income Taxes	•	The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided.

•
Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with FASB Topic 740, "Accounting for Income Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

	•	A valuation allowance has been recorded to fully offset the deferred tax asset as the Company believes it is likely that the assets will not be utilized.

	•	The Company’s effective tax rate differs from the statutory rates associated with taxing jurisdictions because of permanent and temporary timing differences as well as a valuation allowance.

Revenue Recognition
The Company generates its revenue from generating customer acquisition leads and selling those introductions to retail clients to present to their selected customers. Adjuice targets from its data base selected customers that fit the model in which their clients believe are the ideal customer.  Adjuice owns and manages over 120 sites, all optimized for brand recognition and conversion performance.

•
All sources of revenue will be recorded pursuant to FASB Topic 605 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectability is reasonably assured.

Stock Based Compensation	•	The Company accounts for stock based compensation in accordance with FASB Topic 718, “Share Based Payment”.

Concentration of Credit Risk	•
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions.  At various times during the year, the Company may exceed the federally insured limits.  To mitigate this risk, the Company places its cash deposits only with high credit quality institutions.  Management believes the risk of loss is minimal.  At December 31, 2009 the Company did not have any uninsured cash deposits.

	Impairment of Long-lived Assets	•
The Company accounts for long-lived assets in accordance with the provisions of FASB Topic 360, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2009, the Company did not recognize an impairment charge.

	Recent Accounting Pronouncements	•
The Company's management has reviewed all of the FASB's Accounting Standard Updates through August 25, 2010 and has concluded that none will have a material impact on the Company's financial statements.

Management does not believe that any other recently issued but not yet effective accounting pronouncements, if adopted, would have an effect on the accompanying consolidated financial statements.

3.	Going Concern	•
The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The Company has an accumulated deficit $540,382 and is dependent on raising capital to fund future operations.

•
Management is taking steps to raise additional funds to address its operating and financial cash requirements to continue operations in the next twelve months. Management has devoted a significant amount of time in the raising of capital from additional debt and equity financing. However, the Company’s ability to continue as a going concern is dependent upon raising additional funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations.

4.	Website	•	Website at December 31, 2009 consisted of the following:

2009
Web site and software	$2,041,750
Less: accumulated amortization	(306,263)
$1,735,487

The Company acquired the website from the note holders. The Company valued the website at the discounted value of the note upon issuance. See footnote 7. Long Term Debt. Amortization expense totaled $306,263 at December 31, 2009.

The value of the website was evaluated for impairment as of December 31, 2009 using the future discounted cash-flow method. No impairment was considered necessary as of December 31, 2009.

5.	Other Assets	•	Other current assets consist of the following at December 31, 2009.

2009
Credit card reserve	$1,045
Sundry receivable	1,000
Prepaid server license	2,000
TOTAL	$4,045

6.	Other Current Liabilities	•	Other current liabilities consist of the following at December 31, 2009.

2009
Accrued contractor payments	$11,168
Accrued payroll.	1,459
TOTAL	$12,627

7.	Long term debt	•
On April 6, 2009 the Company enter into an agreement to assume two notes of $1,500, 000 each from Venture Lending & Leasing IV Inc. and Venture Lending & Leasing V Inc. for a total of $3,000,000 of indebtedness. Also included in the consideration was 600,000 shares of Adjuice’ s common shares as further inducement to enter into this transaction, the value of these shares went into the debt discount recorded. The consideration received by the Company was the lead generation website and related software technologies that is the operating platform for Adjuice, Inc. This note does not bear any interest.

•
Since this is a performance based, non-interest bearing note the Company has utilized imputed interest on the note at rate of 8% per annum discounting over the estimated life of the note which the Company has estimated at a five year period.

2009
Long term secured debt	$3,000,000
Less: note discount.	(781,374)
TOTAL	$2,218,626

Amortization of the note discount was $176,877 in 2009.

•
The note is secured by the above related website assets and is payable beginning forty-five (45) days after the one year anniversary of the note. The note is payable based on 5% of the monthly gross profit forty-five days after the end of the month. This percentage of gross profit is reduced to 3.5% after the payment of $500,000 and reduced further to 2.5% upon the aggregate payment of $1,000,000 from the gross profit formula.

8.	Capital Stock Activity	•
On November 24, 2008 The Company was incorporated in the State of Delaware under the name Snap Customers, Inc. The Board authorized 200 shares of stock with no par value. On March 17th of 2009 the Board changed the name of the Corporation to Adjuice, Inc.

•
On February 29, 2009 the Snap Customers, Inc. Board Authorized and through subsequent shareholder approval increase the amount of authorized stock to 10,000,000 shares of stock at a par value of $0.01.

•
During the month of December the Company issued 6,150,000 shares of common stock to Sunlight Ventures LLC for professional fees rendered during the year. Also during December the Company issued 600,000 shares to two entities Venture Lending & Leasing IV & V, Inc. as part of the loan assumption agreement.

		•	On December 25th 2009 the Company sold 3,150,000 shares of its common stock to three different entities.

Dividends
		•	The Company has never issued dividends.
Warrants
		•	The Company did not issue any warrants during the quarter.
Options
		•	The Company has never issued options.

9.	Income Taxes	•	A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

2009

Statutory U.S. federal rate	34.00%
Permanent differences	.00%
Timing differences	00%
Valuation allowance	(34.00)%

Provision for income tax expense(benefit)	0.0%

•	The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

2009
Deferred tax assets:
Net operating loss carry forwards	$183,618

Gross deferred tax assets	183,618

Valuation allowance	(183,618)

$0

At December 31, 2009, a valuation allowance for $183,618 has been set up for this deferred asset.

10.	Advances by Affiliates	•	The Company made payments to Sunlight Ventures a Corporation controlled by Matt Hill of $94,491 and this same entity provided advances to the Company of $14,450.

11.	Commitments and Contingencies	•
The Company did not lease any office space during the twelve month period ended December 31, 2009. However, on January 1, 2010 the Company entered into a lease for 2,367 square feet of office space with the City of Santa Monica on a month to month basis.

12.	Significant Customers and Suppliers	•
The Company derives a significant portion of its revenue from lead generation in the advertising space. This is a very competitive market with many providers for the services the Company offers. The Company believes that it can replace any one product line with another supplier without any disruptions in activity.

13.	Segment Reporting	•
The Company considers itself to be operating in one business segment, the internet sales lead generation business. This activity will represent essentially all of the significant revenue generated by the Company.

14.	Related Parties	•
Mr. Mathew Hill is the President of Sunlight Ventures LLC the owner of 62% of the stock of Adjuice. Two other entities Echo Capital and Harvard Developments which own 31% of Adjuice are controlled by family members of Mr. Hill.

15.	Subsequent Events	•
On May 19, 2010, the Company entered into s stock exchange agreement with Beyond Commerce, Inc. whereas all the shares owned by adjuice shareholders were exchanged for 5,100,000 shares of Beyond Commerce, Inc. common stock. Also during this transaction the two lenders Venture Lending & Leasing IV & V, Inc. converted their note into 900,000 shares of Beyond Commerce stock.

16.	Net Loss per Share of Common Stock	•
The Company has adopted FASB Topic 260, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year.  Basic net loss per common share is based upon the weighted average number of common shares outstanding during the period. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible debt, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share).  There were no anti-dilutive instruments.

2009
Numerator - basic and diluted loss per share net loss	$(540,053)
—
Net loss available to common stockholders	$(540,053)

Denominator – basic and diluted loss per share – weighted average common shares outstanding	9,900,000
Basic and diluted earnings per share	$(0.05)